Exhibit 10.35
AMENDED AND RESTATED GUARANTY AGREEMENT
THIS AMENDED AND RESTATED GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of March 1, 2011, among EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A GUARANTY JOINDER AGREEMENT (each a “Guarantor” and collectively the “Guarantors”) and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the “Agent”) for each of the Benefited Parties. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (defined below).
W I T N E S S E T H:
WHEREAS, Cogdell Spencer LP, a Delaware limited partnership (the “Borrower”), Cogdell Spencer Inc., a Maryland corporation (“CSI”), the Agent, and the lenders party thereto from time to time (the “Existing Lenders”) entered into that certain Credit Agreement dated as of March 10, 2008 (as amended prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to provide to the Borrower the credit facility set forth therein; and
WHEREAS, the Borrower, CSI, the Agent, the Existing Lenders and the other lenders from time to time party thereto (collectively, the “Lenders”) are entering into that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Existing Credit Agreement has been amended and restated; and
WHEREAS, the Guarantors and the Agent entered into that certain Guaranty Agreement dated as of March 10, 2008 (the “Existing Guaranty Agreement”) pursuant to which the Guarantors guaranteed the Obligations (as defined in the Existing Credit Agreement); and
WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Guarantors shall have amended and restated the Existing Guaranty Agreement by executing and delivering to the Agent this Guaranty Agreement; and
WHEREAS, the Guarantors will materially benefit from the Credit Agreement and the extensions of credit made thereunder;
WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Benefited Parties party thereto was the obligation of CSI to cause each Guarantor to enter into this Guaranty Agreement, and the Benefited Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent for the benefit of the Benefited Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) the Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Benefited Parties, including principal, interest, premiums and fees (including reasonable fees, charges and disbursements of counsel (collectively, “Attorneys Costs”); (b) the Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Secured Cash Management Agreements and Secured Hedge Agreements. The Guarantors’ obligations to the Benefited Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Material Subsidiary of the Borrower individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.
Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.
2. Payment. If the Borrower shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fees (including, but not limited to, Attorneys Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable notice, grace and cure periods, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Agent, (i) fully pay to the Agent, for the benefit of the Benefited Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section 9.01(f) of the Credit Agreement (irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (ii) perform the Guaranteed Liabilities, as applicable. For purposes of this Section 2 the Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium or fees) which would have been accelerated in accordance with Section 9.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or is not allowed under any Debtor Relief Law. Any time that the Agent is entitled to exercise its rights and remedies hereunder, it may in its discretion elect to demand payment and/or performance. If the Agent elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:
(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);
(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;
(c) any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;
(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;
(e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;
(f) any extension (including, without limitation, extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including, without limitation, the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty now or hereafter in effect);
(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including, without limitation, any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;
(i) the staying or delaying by any Law or tribunal of an acceleration of the time for payment of any amount payable by the Borrower under the Note, the Credit Agreement or any other Loan Document;
(j) (i) any defense to the recovery by the Agent against any Guarantor of any deficiency or otherwise to the enforcement of this Guaranty or any security for this Guaranty based upon the Agent’s election of any remedy against any Guarantor or Borrower, including the defense to enforcement of this Guaranty (the so-called “Gradsky” defense) which, absent this waiver, any Guarantor would have by virtue of an election by the Agent to conduct a non-judicial foreclosure sale (also known as a “trustee’s sale”) of any real property security for the Indebtedness, it being understood by the Guarantors that any such non-judicial foreclosure sale will destroy, by operation of California Code of Civil Procedure (“CCP”) Section 580d, all rights of any party to a deficiency judgment against Borrower and, as a consequence, will destroy all rights that the Guarantors would otherwise have (including the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against Borrower; (ii) any defense or benefits that may be derived from CCP Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction and all other anti-deficiency and one form of action defenses under the laws of California and any other jurisdiction; and (iii) any right to a fair value hearing under CCP Section 580a, or any other similar law, to determine the size of any deficiency owing (for which the Guarantors would be liable hereunder) following a non-judicial foreclosure sale. Nothing in this subsection (k) shall operate to change, waive or affect the benefits or defenses arising under Division 3, Part 4, Title 14, Chapter 2 of the California Civil Code, and all successor sections, or comparable provisions of the laws of any other jurisdictions;
(k) any rights and defenses that the Guarantors may have because the Guaranteed Obligations are secured by real property, including, without limitation:
(a) that the Agent may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(b) if the Agent forecloses on any real property collateral pledged by Borrower: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the Agent may collect from the Guarantors even if the Agent, by foreclosing on the real property collateral, has destroyed any right any Guarantor may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses that the Guarantors may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon CCP Sections 580a, 580b, 580d, or 726;
(l) any rights and defenses arising out of an election of remedies by the Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed any Guarantor’s rights of subrogation and reimbursement against Borrower by operation of CCP Section 580d or otherwise;
(m) any rights of subrogation and reimbursement, including (i) any defenses any Guarantor may have by reason of an election of remedies by the Agent, and (ii) any rights or defenses any Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the anti-deficiency or other laws of California limiting or discharging Borrower’s obligations, including CCP Sections 580a, 580b, 580d or 726;
(n) any notice of acceptance of this Guaranty, any rights, defenses and benefits that may be derived from Sections 2787 to 2855, inclusive, of the California Civil Code or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses any Guarantor would otherwise have under the laws of California or any other jurisdiction; and
(o) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including, without limitation, any right to require or claim that resort be had to the Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations, other than repayment in full of the Guaranteed Liabilities or Guarantors’ Obligations.
It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder, and, as to additional Guarantors acceding to this Guaranty Agreement after the date hereof, under the applicable Guaranty Joinder Agreement, shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.
No provision or waiver shall be construed as limiting the generality of any other provision or waiver contained in this Guaranty. All of the waivers contained herein, to the extent permitted by law, are irrevocable and unconditional and are intentionally and freely made by each Guarantor.

4. Currency and Funds of Payment. All Guarantors’ Obligations will be paid in lawful currency of the United States of America and in immediately available funds, subject to any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Benefited Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Guaranteed Liabilities.
5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at Agent’s election (at the request of or with the consent of the Required Lenders) and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Guarantors’ Obligations shall immediately be and become due and payable.
6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Borrower, to the payment in full of the Guaranteed Liabilities, (ii) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantor’s Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Benefited Party and arising under the Loan Documents, Secured Cash Management Agreements or Secured Hedge Agreements. All amounts then due under such subordinated debts, liabilities, or obligations shall, following any acceleration by the Agent, be collected and, upon request by the Agent, paid over forthwith to the Agent for the benefit of the Benefited Parties on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Benefited Parties separate and apart from all other funds, property and accounts of such Guarantor.
7. Suits. Each Guarantor from time to time shall pay to the Agent for the benefit of the Benefited Parties, on demand, at the Administrative Agent’s Office or such other address as the Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent may proceed to suit against any one or more or all of the Guarantors. At the Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Benefited Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8. Set-Off and Waiver. Each Guarantor waives any right to assert against any Benefited Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any or all of the Benefited Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Benefited Party and each of its Affiliates shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Benefited Party or such Affiliate or otherwise in the possession or control of such Benefited Party or such Affiliate for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with such Benefited Party or such Affiliate, whether now existing or hereafter established, and hereby authorizes each Benefited Party and each of its Affiliates from and after the occurrence of an Event of Default at any time or from time to time, but in each case after obtaining the prior written consent of the Agent, to the fullest extent permitted by applicable law, to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Benefited Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Benefited Party or its Affiliate as soon as the same may be put in transit to it by mail or carrier or by other bailee.
9. Waiver of Notice; Subrogation.
(a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest;, (iv) any transfer or assignment pursuant to Section 18 hereof, and (v) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Benefited Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Benefited Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Benefited Parties upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.
(c) Each Guarantor further agrees that with respect to this Guaranty Agreement, such Guarantor shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Benefited Parties and shall forthwith be paid to the Agent, for the benefit of the Benefited Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Benefited Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including, but not limited to, termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.
10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Benefited Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Agent on behalf of the Benefited Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.
11. Representations and Warranties. Each Guarantor warrants and represents to the Agent, for the benefit of the Benefited Parties, that (a) it is duly authorized to execute and deliver this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, (b) this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; (c) this Guaranty Agreement (or the Guaranty Joinder Agreement to which such Guarantor is a party, as applicable) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and (d) such Guarantor’s execution, delivery and performance of this Guaranty Agreement (or the Guaranty Joinder Agreement to which such Guarantor is a party, as applicable) do not violate or constitute a breach of (i) any of its Organization Documents, (ii) any agreement or instrument to which such Guarantor is a party, or (iii) any Law to which it or its properties or operations is subject.
12. Expenses and Indemnity. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorneys Costs, incurred by any Benefited Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought. Without limitation of any other obligations of any Guarantor or remedies of the Agent or any Benefited Party under this Guaranty Agreement, each Guarantor shall, to the fullest extent permitted by Law, indemnify, defend and save and hold harmless the Agent and each Benefited Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including Attorneys Costs) that may be suffered or incurred by the Agent or such Benefited Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower or any other applicable Loan Party enforceable against the Borrower or such applicable Loan Party in accordance with their terms. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty Agreement.
13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Benefited Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Benefited Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.
14. Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Agent, for the benefit of the Benefited Parties, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.
15. Reliance. Each Guarantor represents and warrants to the Agent, for the benefit of the Benefited Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower or CSI, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs, and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Guaranty Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Benefited Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower, the Borrower’s financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Benefited Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Benefited Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Benefited Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Benefited Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.
16. Rules of Interpretation. The rules of interpretation contained in Article I of the Credit Agreement shall be applicable to this Guaranty Agreement and each Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.
17. Entire Agreement. This Guaranty Agreement and each Guaranty Joinder Agreement, together with the Credit Agreement and the other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein or therein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Guaranty Agreement nor any Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment. This Guaranty Agreement, each Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Guaranty Joinder Agreement or any other interest herein or therein without the prior written consent of the Agent, except as expressly permitted in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article X thereof (concerning the Agent) and Section 11.06 thereof concerning assignments and participations. All references herein to the Agent shall include any successor thereof.
19. Secured Cash Management Agreements and Secured Hedge Agreements. All obligations of any Loan Party under Secured Cash Management Agreements and Secured Hedge Agreements to which any Lender or its Affiliates are a party shall be deemed to be Guaranteed Liabilities, and each Lender or Affiliate of a Lender party to any such Secured Cash Management Agreements or Secured Hedge Agreements shall be deemed to be a Benefited Party hereunder with respect to such Guaranteed Liabilities; provided, however, that such obligations shall cease to be Guaranteed Liabilities at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Credit Agreement.
No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors’ Obligations (including the release or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Benefited Party not a party to the Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Agent hereunder or otherwise relating hereto that do or may affect such Benefited Party, the Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article X of the Credit Agreement.
20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, (a) the legality, validity or enforceability of the remaining provisions of this Guaranty Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 11.10 of the Credit Agreement shall be applicable to this Guaranty Agreement.
22. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Guaranty Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ Obligations relating to Guaranteed Liabilities that expressly survive such termination), shall terminate on the Facility Termination Date.
23. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent or any other Benefited Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.
24. Notices. Any notice required or permitted hereunder or under any Guaranty Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Borrower or CSI indicated in Schedule 11.02 of the Credit Agreement, and (b) with respect to the Agent or any other Benefited Party, at the Agent’s address indicated in Schedule 11.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 11.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
25. Joinder. Each Person who shall at any time execute and deliver to the Agent a Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.
26. Governing Law; Jurisdiction; Etc.
(a) GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY BENEFITED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 24. NOTHING IN THIS GUARANTY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

27. Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[Signature pages follow.]

28. Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED GUARANTOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS: COGDELL SPENCER INC., a Maryland corporation ERDMAN COMPANY, a Wisconsin corporation
By:	/s/ Charles M. Handy
	Name:	Charles M. Handy
	Title:	Chief Financial Officer

CS BUSINESS TRUST I, a Maryland Statutory Trust CS BUSINESS TRUST II, a Maryland Statutory Trust
By:	/s/ Charles M. Handy
	Name:	Charles M. Handy
	Title:	Chief Financial Officer and Trustee

COGDELL SPENCER ADVISORS MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ Charles M. Handy
	Name:	Charles M. Handy
	Title:	Manager
AMENDED AND RESTATED GUARANTY AGREEMENT
Signature Page

28. Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED GUARANTOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

AUGUSTA MEDICAL PARTNERS, LLC, a Georgia limited liability company

CAROLINA FOREST PLAZA, LLC, a South Carolina limited liability company

FRANCISCAN DEVELOPMENT COMPANY, LLC, a North Carolina limited liability company

200 ANDREWS, LLC, a South Carolina limited liability company

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Charles M. Handy

		Name:	Charles M. Handy
		Title:	Manager
AMENDED AND RESTATED GUARANTY AGREEMENT
Signature Page

28. Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED GUARANTOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

CABARRUS POB, LP, a North Carolina
limited partnership

COGDELL INVESTORS (BIRKDALE), LP,
a North Carolina limited partnership

COGDELL INVESTORS (BIRKDALE II), LP,
a North Carolina limited partnership

COGDELL INVESTORS (MALLARD), LP,
a North Carolina limited partnership

COPPERFIELD MOB, LP, a North Carolina
limited partnership

EAST ROCK MOUNT KIDNEY CENTER
ASSOCIATES, LP, a North Carolina limited
partnership

GASTON MOB, LP, a North Carolina limited
partnership

MARY BLACK WESTSIDE MEDICAL PARK
I LIMITED PARTNERSHIP, a South Carolina
limited partnership

MEDICAL INVESTORS III, LP, a South
Carolina limited partnership

WEST MEDICAL OFFICE I, LP, a South
Carolina limited partnership

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Charles M. Handy
	Name:	Charles M. Handy
	Title:	Manager

AMENDED AND RESTATED GUARANTY AGREEMENT
Signature Page

28. Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED GUARANTOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

VERDUGO MOB, LP, a California limited partnership

By:	Verdugo Management, LLC, a California limited
liability company, its General Partner

	By:	/s/ Charles M. Handy

		Name:	Charles M. Handy
		Title:	Manager
AMENDED AND RESTATED GUARANTY AGREEMENT
Signature Page

AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jack Redhead
	Name:	Jack Redhead
	Title:	Senior Vice President
AMENDED AND RESTATED GUARANTY AGREEMENT
Signature Page

EXHIBIT A
Form of Guaranty Joinder Agreement
GUARANTY JOINDER AGREEMENT
THIS GUARANTY JOINDER AGREEMENT (the “Guaranty Joinder Agreement”), dated as of                     , 20_____  is made by                     , a                      (the “Joining Guarantor”), delivered to BANK OF AMERICA, N.A., in its capacity as administrative agent (the “Agent”) under that certain Amended and Restated Credit Agreement (as amended, revised, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), dated as of March 1, 2011, by and among Cogdell Spencer LP, a Delaware limited partnership (the “Borrower”), Cogdell Spencer Inc., a Maryland corporation, the Lenders party thereto and the Agent. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
WHEREAS, the Joining Guarantor is a Material Subsidiary and required by the terms of the Credit Agreement to become a “Guarantor” under the Credit Agreement and be joined as a party to the Guaranty; and
WHEREAS, the Joining Guarantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement; and
NOW, THEREFORE, the Joining Guarantor hereby agrees as follows with the Agent, for the benefit of the Benefited Parties:
1. Joinder. The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty as a Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Agent for the benefit of the Benefited Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Guaranty) whether now existing or hereafter arising, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty.
2. Affirmations. The Joining Guarantor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty.
3. Severability. The provisions of this Guaranty Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, (a) the legality, validity or enforceability of the remaining provisions of this Guaranty Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Exhibit A-1
Form of Guaranty Joinder Agreement

4. Effectiveness. Delivery of an executed counterpart of a signature page of this Guaranty Joinder Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty Joinder Agreement.
5. Delivery. Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Guaranteed Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements or Secured Hedge Agreements made and maintained, in reliance on this Guaranty Joinder Agreement and the Guarantor’s joinder as a party to the Guaranty as herein provided.
6. Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 26 and 27 of the Guaranty are hereby incorporated by reference as if fully set forth herein.
IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this Guaranty Joinder Agreement as of the day and year first written above.

JOINING GUARANTOR:

By:

Name:
Title:

Exhibit A-2
Form of Guaranty Joinder Agreement